2                 SEARS
  0
  0                   Analyst
  0                      Meeting

Strong Foundation
For Accelerated Growth
----------------------
Renewed retail sales and earnings momentum
- Continued market share growth in Hardlines
- Innovation alive and well... product, format, technology
- Strengthened value content in marketing and promotion strategy
- Expanding portfolio of Online businesses and alliances
- Tremendous customer response to The Great Indoors
- Significant investment in credit products and customer programs
- Extended Sears Canada's leading department store position through Eatons acquisition

Our Mandate Remains Clear . . .
-------------------------------
    Drive shareholder value
  by accelerating profitable
        sales growth.

Four Clear Imperatives
----------------------

Category       Customer
Leadership...    Focus...          Innovation...     Productivity

Focus on       Offer integrated    Accelerate        Aggressively
Authority      solutions to meet   innovation to     improve cost
Categories     customer needs      strengthen        and asset
with Clear                         core              Efficiency
Competitive                        franchises
Strengths

                     Drive Shareholder Value by
                Accelerating Profitable Sales Growth
[graphic omitted]

Category Leadership
-------------------
Improve FLS performance by focusing where we have...

       Home              Home
    Appliances        Electronics
                                     - Clear customer authority
  Home       Five Focal              - Strong franchises
Fashions     Businesses      Tools   - Market leadership
                                     - Competitive strengths
             Children's
              Apparel

[graphic omitted]

Customer Focus
--------------
Enhanced customer shopping experience

-  Improve assortment clarity
   - Fewer names and labels
   - Less clutter . . . simplify merchandise presentation
   - Simplified promotional signage
-  Facilitate store "shopability"
   - Way-finding signage
   - Shopping carts
-  Experiment with new configurations
   - Cash-wrap
-  Customer service centers

Improve Cost and Asset Efficiency
---------------------------------
Build superior supply chain efficiencies
   - GlobalNetXchange
   - Strategic sourcing
   - Vendor rationalization
-  Increase infrastructure efficiency
   - Service structure
   - Call centers
-  Continued tight management of overhead costs
-  Increased focus on balance sheet productivity
-  Inventory and payables

1999 Highlights
---------------
-  Record earnings
   - Income of $1.45 Bn

-  EPS up 17% to $3.89, excluding non-comparable items

- Retail maintained gross margin rate and attained substantial expense leverage

- Credit delivered significant profit growth primarily driven by portfolio quality

-  Canada - third consecutive record year

-  Strong ROE and free cash flow generated

Strong Domestic Cash Flow
--------------------------
(Billions)                     1999                  1998

Cash from Operations *        $ 2.6                 $ 2.4
Capital expenditures           (0.9)                 (1.1)
Dividends/other                (0.2)                 (0.1)

Free Cash Flow                  1.6                   1.2

Net share buyback              (0.5)                 (0.4)

   Debt reduction/excess cash $ 1.0                 $ 0.8


*Assumes the Credit segment is capitalized at a 9 to 1 debt to equity ratio.

Solid Q1 Performance
Across All Retail Metrics
-------------------------
          Revenues (millions)               Gross Margin

          $6,134       $6,313              22.7%          22.7%

                         +3%                              +60bp

           1999         2000                1999           2000
[graphic omitted]

                                          Operating Income
                 SG&A                        (millions)
                ------                    ----------------
             20.0%     19.8%                          $3
                     -20bp               ($69)
          1999       2000                 1999        2000
[graphic omitted]

Solid Q1 Comparable Sales
Performance Across Hardlines
----------------------------
      Full-Line Stores                      Off Mall
Brand Central    + mid single   The Great Indoors       20%+
Home Improvement + mid single   Dealer Stores     + high single
Home Fashions    + low single   Hardware Stores   + low single
Footwear         + low single   Automotive Stores - low single
Women's          - low single
Men's            - mid single
Children's       - low double

Safe Harbor Statement
----------------------------
This presentation contains "forward looking statements" regarding future initiatives and results for 2000, which are subject to risks and uncertain-ties that may cause actual results to differ materially, including assumptions about competitive conditions in the retail industry, changes in consumer confidence and spending, general economic conditions such as higher interest rates, technological challenges, the ability of the company to identify and develop appropriate new sites for The Great Indoors, broad acceptance of the GlobalNetXchange model for product procurement, the successful execution and consumer acceptance of the company's marketing and promotional plans, the MasterCard initiative and other company initiatives, and normal business uncertainty. while the company believes its forecasts and assumptions are reasonable, it cautions that actual results could differ materially. In addition, the company typically earns a disproportionate share of its operating income in the fourth quarter due to holiday buying patterns, which are difficult to forecast with certainty.
The company intends the forward-looking statements in this presentation to speak only as of the time of this release and does not undertake to update or revise these projections as more information becomes available.

2000 Earnings Outlook
---------------------

Retail      Strong profit improvement driven by:
            - Low single digit comp store sales increases
            - Modest gross marargin improvement
            - Continued expense leverage

Credit      Moderate earnings increase as:
            - Balance declines in first half of the year; trend
              improves in second half due to MasterCard launch
            - Favorable yield performance from 1999 terms
              change
            - Modest increase in provision.  Tougher
              comparisons in second half

Services    Modest earnings increase as:
            - Strong Repair Services results driven by
              productivity gains
            - Direct Response growth
            - Partially offset byHome Improvement Services

[graphic omitted]

2000 Earnings Outlook
Canada     Earnings growth driven by:
           - Continued operating improvements in core business
           - Benefit of Eatons acquisition

Corporate  - Continued tight cost management
           - Significant investment in Sears Online ($75 -
             $100M)
           - Complete current share repurchase authorization

[graphic omitted]

2000 Earnings Outlook

Overall
- EPS up low to mid teen percentage from $3.89, excluding non-comparable items

Pacing
- Q1 up strongly
- Q2 & Q3 are also expected to achieve substantial improvements
- Q4 forecasted to be up slightly due to difficult prior year comparison

[graphic omitted]

2000 Domestic Cash Flow

(Billions)
                                    2000P    1999
Cash from operations*               $2.5     $2.6
Capital expenditures                (1.0)    (0.9)
Dividends/other                     (0.3)    (0.2)

Free Cash Flow                       1.3      1.6

*Assumes the Credit segment is capitalized at a 9 to 1 debt to equity ratio.

[graphic omitted]

2000 Domestic Capital Plan

(Billions)           $0.9    The Great Indoors      $1.0
                                 IT/Other
                                  Credit
                                Home Services
                               Specialty Retail

                                  Full-Line
                     1999                           2000P
[graphic omitted]

SUMMARY
- Strong finish to 1999
- Very solid first quarter 2000 results
- Project low to mid-teen percentage increase in 2000 EPS
- Strong cash flow allows us to enhance financial position and shareholder value

Hardlines Comprise
66% of Retail Revenue
---------------------------------------
       1999 Retail                               - Home Appliances
     Segment Revenue                             - Home Electronics / Office
                                                 - Hardware / Paint
  Softlines            Hardlines                 - Lawn & Garden
                        $19 Bn                   - Automotive
                                                 - Sporting Goods
      34%                66%                    - Commercial Sales

[graphic omitted]

Strong Momentum Continues
----------------------------------------
- Continued revenue and share growth in Home Appliances
- Exceptional product innovation
- Introduction of a broad product offering Online
- Strong digital growth fuels Consumer Electronics
- Successful launch of Tool Territory; Strong Sears / Orchard Hardware comparable sales growth
- Roll-out of Dealer Stores continues to strengthen category leadership
- Continued operational and customer focused initiatives have led to enhanced Automotive profitability

Home electronics/Office Redesign
--------------------------------

[graphic omitted]

- Enhanced in-store experience
  - Bold, contemporary look
  - Incorporates video gaming
  - Increased emphasis on new digital technology

- Expanded/edited assortment

- Increased space allocation

- Sears.com kiosks

- Integrated, flexible fixturing

Tool Territory
------------------

[graphic omitted]

- Tool Territory
  - 70 new national brands
  - 8,000 SKU's
  - In-store "Tool Pros"

- Strong customer acceptance
  - Realizing 15-20% incremental growth

- 130 locations to receive full shop in 2000

- Rapidly implement best components across rest of chain

Softlines Represents
34% of Merchandise Revenues
------------------------------------
    Softlines Sales (Billions)            Softlines Businesses
                                          - Women's Apparel and Accessories
        $5.6           $9.2               - Cosmetics
                                          - Fine Jewelry
        1992           1999               - Men's
                                          - Children's
 [graphic omitted]                        - Footwear
                                          - Home Fashions

Progress Has Been Made in a
Number of Significant Areas
-------------------------------------
- Improved merchandise margins across all major Softlines categories
- Achieved strong sales increases in Fine Jewelry, Cosmetics, Home Fashions and Children's Apparel
- Achieved important reductions in vendor base and labels
- Establish coordinated store-wide promotional calendar
- Intensified promotional events and messages

Softlines Focused on Fundamentals - Brands
- Continued investment in proprietary brands
- Strengthening national brand offering
[graphic omitted]

Softlines Focused on Fundamentals - Trends
- Investment in sourcing and product development
- Consistency across businesses
- Emphasis on preprint and in-store
[graphic omitted]

Softlines Focused on Fundamentals - Value
- Initiatives across fashion, quality and price dimensions
- Competitive pricing - proprietary and national brands
- Intensified promotional and seasonal events
- Simplified in-store price and promotion messages
[graphic omitted]

Softlines Focused on Fundamentals -
Assortments & Shopability
------------------------------------------
- Rationalize vendors / SKU's
- Narrower but deeper assortment
- Clearer merchandise presentation
- Enhance store shopability
[graphic omitted]
discover the great indoors
--------------------------

Large Market Opportunity
Clear Customer Appeal
Exceeding Expectations... Aggressively Expanding

Organized Around the Rooms of the Home
--------------------------------------

           the great indoors
     the great bath/the great bedroom
  the great kitchen/the great room
           great surfaces

[graphic omitted]

The Great Indoors is "Customer Designed" and Competitively
Differentiated
------------------------------------------------------------

- Broadest assortment of merchandise and services to meet her remodeling/redecorating needs
- Strong emphasis on lower-ticket, decor-oriented product
- Attractive, easy-to-navigate store layout organized around major rooms of the home
- Environment which invites browsing / lingering
- Service-oriented professional decorators
- More "idea vignettes" than any other store

Sears Canada  - 2000
--------------------
2 Key Growth Initiatives

- Eatons acquisition
- e-commerce strategy

Eatons Acquisition
---------------------------------
3 Opportunities

- Sales productivity
- Expand Sears banner
- Develop new customer base in downtown markets

Online Assets
-------------

- Canada's most trusted brand
- Pick & pack distribution
- Call centre network
- Real-time ordering systems
- Trucking company
- 2005 pick-up locations
- Free delivery

Sears Online
----------------------
Three Objectives

[Graphic of Sears Store plus             - Become the premier
graphic of computer: omitted]              "Clicks and Bricks"
                                           retailer

[Graphic of light bulb: omitted]         - Develop new, home-
                                           related solutions

[Graphic of Internet and                 - Lead transformation
graphic of home: omitted]                  to the connected
                                           home

Become the Premier "Clicks and Bricks" Retailer
-------------------------------------------------
Strategies
- Deep, relevant assortments
- Seamless integration with our stores
- Superior content and presentation
- Relationship marketing/personalization
- Leverage existing assets

The Connected Home Vision: Integrated Lifestyle Management
Through Digital Technology
----------------------------------------------------------
[graphic omitted]

   56K Dial-up Modem                Multiple
                                  Applications in
                                    the Home

Broadband access is key           - Appliances
- High Speed                      - Home Comfort
- "Always on"                     - Internet
                                  - Communication
                                  - Entertainment
                                  - Security
                                  - Home Management
[graphic omitted]

Services is a Core Business for Sears
-------------------------------------
- Builds whole house relationship value

  - Supports our retail value proposition
    - Installation options
    - We service what we sell
    - Provides "peace of mind" products
  - Adds new customer relationships; strengthens existing ones
    - 15 million service calls per year
    - 50 million customer contacts

- Attractive financial characteristics

  - High return on invested capital
  - Solid cash flow generator

2000 Initiatives Focus on Revenue and Cost Take-out
Opportunities
----------------------------------------------------

Product Repair Services
- Introduce new service contract products
- Improve technician productivity
- Redesign repair services infrastructure
Home Improvement Services
- Aggressively grow:
  - Heating, ventilation, air conditioning
  - Siding and windows
  - Carpet cleaning
Direct Response
- New insurance products
- Cross-sell opportunities with Credit

Services Will Continue to be an Important Part of Sears Multiple
Value Capture Strategy
-------------------------------------------------------------
- Expect modest profit growth in 2000 from Services
  - Home Services productivity
  - Direct Response revenue growth
- Home Services market opportunity remains substantial
  - Possess significant competitive advantages
  - Significant synergies with other Sears businesses
- Pursue growth while solidifying the base
  - Major components performing well
  - Addressing performance issues

Credit Has a Dual Mission
-------------------------

- Support Retail and Services
  - Strong credit products
  - Relevant relationship marketing programs

- Achieve attractive, sustainable earnings growth

- Excellent progress on both fronts

Recent Whole House Initiatives
------------------------------

- Successfully launched the Premier Card

- Integrated marketing and promotion with Retail

- New "Rapid Choice" in-store acquisition program

- Growth of Gift Card

- Launch of "Commercial One"

- New home improvement products

- Call-to-activate program - insurance, clubs

Sears MasterCard Launch
------------------------------------------

Sears Gold MasterCard

- Target 6 million transactors and inactives
- Actively shop Sears
- Revolve on bank cards
- Preferential APR for Sears purchases
- Attractive incremental economics
- Mid-year launch
                          [Graphic of Sears MasterCard omitted]

Other New Initiatives are Underway
----------------------------------

- The Great Indoors card targeted for Q4 launch

- Strenghten online presence - bill presentment and payment; account management

- Cross-sell capabilities for Services

  - New accounts - credit insurance and clubs
  - In-store penetration of credit insurance
  - Call transfer capabilities for 30 million inbound calls

Initiatives to Improve Revenue Trends
--------------------------------------------------

- Expect Retail and Services revenue to grow mid single digits
- Increase share and revolving balances
- Enhance value proposition
- Premier Rewards
- Risk-based pricing
- Integrated marketing and promotion with Retail
- Grow account base
- New account acquisition programs
- Rapid Choice
- Direct mail
- MasterCard

Revitalized New Account Growth
Will Help Regain Revenue Momentum
---------------------------------
[graphic omitted]
                New Accounts (millions)

  6.3         4.2           3.8                4.4
             -33%            -9%              +14%
 1996        1997          1998               1999

Overall credit quality of new accounts improving

2000 Should Be a Solid Year for Credit
------------------------------------------------------------

- Active Retail support
   - Premier Card
   - The Great Indoors
- Improved top line performance
   - New accounts
   - MasterCard
   - Relationship marketing
- Continued focus on portfolio quality
- Modest profit growth

Broad Range of Initiatives Underway
---------------------------------------------------------------

[graphic omitted]

                         Operating Focus

Accelerate Sales            Increase          Improve
Growth                   Business System    Asset Efficiency
                           Productivity
-----------------   ----------------------    ----------------
-Store operations   - HQ cost management      - Inventory
                                                productivity

-Marketing          - Strategic sourcing/     - Capital efficiency
 effectiveness        vendor rationalization

-Assortment editing - Direct import sourcing  - GlobalNetXchange

-GlobalNetXchange   - Service infrastructure
                      consolidation

Safe Harbor Statement
---------------------

These presentations contain "forward looking statements" regarding future initiatives and future results, which are subject to risks and uncertainties that may cause actual results to differ materially, including assumptions about competitive conditions in the retail industry, changes in consumer confidence and spending, general economic conditions such as higher interest rates, tehnological challenges, the ability of the company to identify and develop appropriate new sites for The Great Indoors, broad acceptance of the GlobalNetXchange model for product procurement, the successful execution and consumer acceptance of the company's marketing and promotional plans, the MasterCard initiative and other company initiatives, and normal business uncertainty. While the company believes its forecasts and assumptions are reasonable, it cautions that actual results could differ materially. In addition, the company typically earns a disproportionate share of its operating income in the fourth quarter due to holiday buying patterns, which are difficult to forecast with certainty. The company intends the forward-looking statements in this presentation to speak only as of the time of this release and does not undertake to update or revise these projections as more information becomes available.